Disclosure on the Group's Objectives, Policies and Processes for Managing Its Capital Structure - Liquid assets and working capital (Details) - CAD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Disclosure on the Group's Objectives, Policies and Processes for Managing Its Capital Structure
Cash	$ 19,052	$ 78,252	$ 63,717
Short-term securities	23,487	12,958
Receivables	42,274	70,330
Classified within assets held for sale:
Cash	32,704
Short-term securities	4,638
Receivables	42,905
Total liquid assets	165,060	161,540
Current assets	175,319	164,545
Current liabilities	38,488	20,573
Total current assets and liabilities	136,831	$ 143,972
Borrowings against short-term securities	$ 0